     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 4, 2002

                                                    REGISTRATION NO.
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

             (Exact name of registrant as specified in its charter)

           CAYMAN ISLANDS
   (State or other jurisdiction of                    98-0362785
   incorporation or organization)       (I.R.S. Employer Identification Number)
          P.O. BOX HM 2939
      CROWN HOUSE, THIRD FLOOR                   CT CORPORATION SYSTEM
         4 PAR-LA-VILLE ROAD                       111 EIGHTH AVENUE
        HAMILTON HM08 BERMUDA                     NEW YORK, NY 10011
           (441) 295-4451                           (212) 590-9200
  (Address, including zip code, and     (Name, address, including zip code, and
  telephone number, including area     telephone number, including area code, of
        code, of Registrant's                     agent for service)
    principal executive offices)

                            ------------------------

                                WITH COPIES TO:

       HUGH T. MCCORMICK, ESQ.
     MATTHEW M. RICCIARDI, ESQ.                 GARY I. HOROWITZ, ESQ.
   LEBOEUF, LAMB, GREENE & MACRAE,            SIMPSON THACHER & BARTLETT
               L.L.P.                            425 LEXINGTON AVENUE
        125 WEST 55TH STREET                      NEW YORK, NY 10017
         NEW YORK, NY 10019                         (212) 455-2000
           (212) 424-8000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ Registration No. 333-83696

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

                     CALCULATION OF REGISTRATION FEE CHART

                                                       PROPOSED MAXIMUM     PROPOSED MAXIMUM
      TITLE OF EACH CLASS OF          AMOUNT TO BE    OFFERING PRICE PER   AGGREGATE OFFERING      AMOUNT OF
   SECURITIES TO BE REGISTERED         REGISTERED          SHARE (1)            PRICE(1)        REGISTRATION FEE
Ordinary Shares $0.01 par value
 per share........................     1,000,000            $18.25             $18,250,000           $1,679

(1) Calculated pursuant to Rule 457 under the Securities Act of 1933.

    THIS REGISTRANT STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.

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
                                EXPLANATORY NOTE

    This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both as promulgated under the Securities Act of 1933. The contents of the Registration Statement on Form S-3 (Registration No. 333-83696) filed by Scottish Annuity & Life Holdings, Ltd. with the Securities and Exchange Commission on March 5, 2002, as amended, which was declared effective on April 3, 2002, including the exhibits thereto, are incorporated herein by reference.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, Scottish Annuity & Life Holdings, Ltd. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hamilton, Bermuda, on the 3rd of April, 2002.

                                                       SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

                                                       By:            /s/ SCOTT E. WILLKOMM
                                                            -----------------------------------------
                                                                        Scott E. Willkomm
                                                                          President and
                                                                     Chief Financial Officer

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 3rd day of April, 2002.

SIGNATURE                                              TITLE
---------                                              -----
                          *                            Chief Executive Officer and Chairman of the
     -------------------------------------------         Board of Directors (Principal Executive
                  Michael C. French                      Officer)

                                                       President, Chief Financial Officer and
                /s/ SCOTT E. WILLKOMM                    Director (Principal Financial and Accounting
     -------------------------------------------         Officer) (Authorized Representative in the
                  Scott E. Willkomm                      United States)

                          *
     -------------------------------------------       Director
                   Michael Austin

                          *
     -------------------------------------------       Director
             G. William Caulfeild-Browne

                          *
     -------------------------------------------       Director
                  Robert M. Chmely

                          *
     -------------------------------------------       Director
                 Lord Norman Lamont

     -------------------------------------------       Director
                  Hazel R. O'Leary

SIGNATURE                                              TITLE
---------                                              -----
                          *
     -------------------------------------------       Director
                  Glenn S. Schafer

                          *
     -------------------------------------------       Director
                    Khanh T. Tran

*By:                  /s/ SCOTT E. WILLKOMM
             --------------------------------------
                       Scott E. Willkomm,
                        Attorney-in-fact

                                 EXHIBIT INDEX

                                                                                      SEQUENTIAL
       EXHIBIT                                                                           PAGE
       NUMBER                                   DESCRIPTION                             NUMBER
---------------------                           -----------                           ----------
          5.1           Opinion of Maples and Calder as to the legality of the
                        ordinary shares
          8.1           Tax Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.
          8.2           Tax Opinion of Maples and Calder (included in Exhibit 5.1)
         23.1           Consent of Maples and Calder (included in Exhibit 5.1)
         23.2           Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P. (included in Exhibit 8.1)
         23.3           Consent of Ernst & Young LLP
        *24.1           Power of Attorney

------------------------

* Incorporated by reference to Exhibit 24.1 to Scottish Annuity & Life Holdings, Ltd.'s Registration Statement on Form S-3 (Reg. No. 333-83696).